SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 16, 2018

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As Ionis Pharmaceuticals, Inc. (the “Company”) previously reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities Exchange Commission on November 7, 2017, B. Lynne Parshall, who has been with Ionis for 27 years, became a Senior Strategic Advisor to the Company effective January 2018.  On January 16, 2018, Ms. Parshall and the Company entered into a Strategic Advisory Services Agreement (the “Advisory Services Agreement”) to reflect her new role where she will provide the Company strategic advisory services, including continued involvement in strategic planning, business development, and with the Company’s important relationships with Biogen and Akcea Therapeutics, Inc. (“Akcea”), a majority owned subsidiary of the Company.  Pursuant to the Advisory Services Agreement, Ms. Parshall will receive compensation of $250,000 for services provided in the fiscal year ending 2018.  Payment for services after 2018 will be set by mutual written agreement between the Company and Ms. Parshall.

Ms. Parshall will also continue to serve on the board of directors of the Company and Akcea.  Ms. Parshall will receive for her board service the same compensation as the Company and Akcea provide their other nonemployee directors.  If in the future Ms. Parshall ends her board of director service for the Company, for 18 months following such date, the Company will pay Ms. Parshall’s COBRA premium payments, or if COBRA is not available, an amount equal to the cost of comparable health insurance coverage. The Advisory Services Agreement will continue until termination by the Company or Ms. Parshall upon 120 days advance written notice.

The foregoing summary of the Advisory Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Advisory Services Agreement, which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: January 19, 2018	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Senior Vice President, Legal, General Counsel and Chief Compliance Officer